律師見證代持協議

（Nominee Holding Agreement – Attorney Witnessed Version）

雙方當事人：
Parties:

- 名義人：丁慧華（L220122652）、方雅蓉（B223645252）、方溪泉（B120847912）
  Nominees: Ting Huei-Hua (L220122652), Fang Ya-Rong (B223645252), Fang His-Chuan Quan (B120847912)
- 實際出資人：AiBtl BioPharma Inc.
  Beneficial Owner: AiBtl BioPharma Inc.

協議條款如下：
The terms of the agreement are as follows:

1. 土地登記於名義人名下，實際出資及權利屬於公司。
   The land is registered under the Nominees' names, while the funding and beneficial rights belong to the Company.
2. 名義人同意僅為登記之名義人，並無實質所有權，亦不得轉讓、處分或設立負擔。
   The Nominees agree to act solely in name and shall have no beneficial ownership; they shall not transfer, dispose of, or encumber the land in any way.
3. 公司得隨時書面通知名義人進行土地之移轉或信託設定，名義人應無條件配合。
   The Company may, at any time, instruct the Nominees in writing to transfer the title or place the land in trust, to which the Nominees shall unconditionally comply.
4. 名義人不得向第三人主張任何所有權或收益請求，亦不得阻礙公司使用或處理該土地。
   The Nominees shall not assert any ownership or claim to benefits against the Company or any third party, nor interfere with the Company's use or disposition of the land.
5. 公司已委請代書辦理土地移轉至其全資台灣子公司「耘之藝股份有限公司」，目前處於政府審查中。
   The Company has engaged a land administration agent to transfer the land

titles to its wholly owned Taiwan subsidiary, YunZhiYi Co., Ltd., which is currently under governmental review.

6. 雙方確認此協議為合法之民事契約，依中華民國法律解釋並受南投地方法院專屬管轄。

   Both parties confirm that this is a valid civil contract governed by the laws of the Republic of China (Taiwan), under the exclusive jurisdiction of the Nantou District Court.

7. 本協議經雙方親自簽署，並經執業律師現場見證，證明其真實性與自願性。

   This agreement is signed by both parties in person and witnessed by a practicing attorney to attest to its authenticity and voluntary execution.

見證律師簽署：

Witnessing Attorney Signature: 盧永和律師 [盧永和律師]

律師姓名 Name: 盧永和 [盧永和]

律師事務所 Law Firm: 三環法律事務所

日期 Date: 2024 年 4 月 1 日

名義人簽署 Nominee Signatures:

丁慧華 Ting Huei-Hua: 丁慧華 [丁慧華]

方雅蓉 Fang Ya-Rong: 方雅蓉 [方雅蓉]

方溪泉 Fang,Hsi-Chuan: 方溪泉 [方溪泉]

實際出資人（公司）Company Representative:

For and on behalf of
AiBtl BioPharma, Inc.

AiBtl BioPharma Inc.

代表人簽名 Signature: ____________________

Authorised Signature(s)

日期 Date: 2024 年 4 月 1 日